UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 31, 2020

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	NJMC	OTC Markets: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 28, 2020, New Jersey Mining Company (the “Company”) closed subscriptions of US$2,721,000.00 to its non-brokered private placement (the “Private Placement”) with 19 investors.  Proceeds from the private placement will be used for to accelerate a drill program targeting down-dip gold resource expansion and necessary underground mine development to facilitate the goal of increasing production over the next 12-18 months at the Company’s Golden Chest mine in Idaho.

The Private Placement consisted of units (the “Units”) issued at US $0.28 per Unit with each Unit consisting of one common share (a “Common Share”) and one-half common share purchase warrant (a “Warrant”). Each whole Warrant is exercisable into a Common Share (a “Warrant Share”) at an exercise price of US $0.40 per Warrant Share for a period of 2 years.

A total of 9,717,859 restricted Common Shares and 4,858,929 Warrants were issued pursuant to the Private Placement.

Also on August 28, 2020 The Company received notice that H&H Metals, the Company’s concentrate broker and New Jersey Mining Co. President, John Swallow, of their intention to exercise 1,2291,667 warrants in connection with the October 2017 private placement at $0.20 per share.

The above-described sale and issuance of the Units, common shares and warrants (and the issuance of shares of common stock upon exercise thereof) were not registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any state, are subject to resale restrictions and may not be offered or sold in the United States absent registration under the Securities Act. The foregoing sale of securities has been determined to be exempt from registration in reliance on Section 4(a)(2) of the Securities Act and the safe harbor provided by Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release, dated August 31, 2020, entitled “New Jersey Mining Company Closes 2.7 Million Private Placement and additional Warrant Exercise”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow

Its:  President & CEO

Date: August 31, 2020